Dividends Payable	6 Months Ended
Jun. 30, 2019
Dividends Payable [Abstract]
DIVIDENDS PAYABLE

NOTE 8: DIVIDENDS PAYABLE

On January 25, 2019, the Board of Directors declared a quarterly cash dividend in respect of the fourth quarter of 2018 of $0.30 per share of common stock of amount $4,121 which was paid on March 27, 2019 to stockholders of record as of February 27, 2019.

On May 10, 2019, the Board of Directors declared a quarterly cash dividend in respect of the first quarter of 2019 of $0.30 per share of common stock of amount $4,119 which was paid on June 27, 2019 to stockholders of record as of May 29, 2019.

The declaration and payment of any further dividends remain subject to the discretion of the Board of Directors and will depend on, among other things, Navios Acquisition’s cash requirements as measured by market opportunities and restrictions under its credit agreements and other debt obligations and such other factors as the Board of Directors may deem advisable.